                                                                EXHIBIT (10)M


                       SECOND AMENDMENT TO LOAN AGREEMENT


                This Second Amendment to Loan Agreement ("Second Amendment") is dated as of January 31, 1994 and is entered into by and among the banks named on the signature pages hereof (the "Banks"), Genesco Inc. (the "Borrower"), The First National Bank of Chicago, as Co-Agent for the Banks (in such capacity, the "Co-Agent"), and NationsBank of North Carolina, N.A., as agent for the Banks (in such capacity, the "Agent").


                                R E C I T A L S


                1. The Borrower, the Banks, the Co-Agent and the Agent are parties to a Loan Agreement dated as of August 2, 1993 (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement. The Loan Agreement has previously been amended by a First Amendment to Loan Agreement dated as of November 5, 1993.

                2. The parties hereto desire further to amend the Loan Agreement in the particulars hereinafter set forth

                              A G R E E M E N T S

      NOW, THEREFORE, the Banks, the Borrower, the Co-Agent and the Agent hereby agree as follows:

                1.   Amendment to Section 2.4(b) and (c).  Section 2.4(b) and
Section 2.4(c) are hereby deleted in their entirety and the following are substituted in lieu thereof:

               (b) Eurodollar Loans. During such periods as Revolving Loans shall consist of Eurodollar Loans, at a per annum rate equal to the Adjusted Eurodollar Rate plus 2.25%.

               (c) Adjusted CD Loans. During such periods as Revolving Loans shall consist of Adjusted CD Loans, at a per annum rate equal to the Adjusted CD rate plus 2.30%.






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                       2.   Amendment to Section 2.10(c).  Section 2.10(c) is
hereby deleted in its entirety and the following is substituted in lieu thereof:

                       (c) Standby Letter of Credit Commission. In consideration of the issuance of standby Letters of Credit hereunder, the Borrower agrees to pay to the Letter of Credit Bank a letter of credit commission equal to the 2.25% per annum on the maximum amount available to be drawn under each of the standby Letters of Credit from the date of issuance to the date of expiration.

                       Five-sixths (83.33%) of the foregoing commission shall be shared by the Banks (including the applicable Letter of Credit Bank in its capacity as a Bank) in accordance with their respective Commitment Percentages, and the balance of such commission shall be retained solely by the applicable Letter of Credit Bank. The foregoing commission shall be payable in advance on the date of issuance (or extension) of each standby Letter of Credit.

                       3. Amendment to Section 7.5.2. Section 7.5.2 is hereby deleted in its entirety and the following is substituted in lieu thereof:

                       7.5.2 Consolidated Tangible Net Worth. The Borrower will not permit Consolidated Tangible Net Worth at the end of any quarterly or annual accounting period to be less than the respective amount set forth in the table below for each period, increased by the amount, if any, by which the charges to earnings and asset write-downs reflected on the Borrower's financial statements at and for the fiscal year ending January 31, 1994 are less than $38,200,000:

                       Quarter Ending                                   Amount
                       --------------                                   ------
                       January 31, 1994                                 $73,000,000
                       April 30, 1994                                   $73,000,000
                       July 31, 1994                                    $73,000,000
                       October 31, 1994                                 $80,000,000
                       January 31, 1995                                 $89,000,000
                       April 30, 1995                                   $89,000,000
                       July 31, 1995                                    $89,000,000
                       October 31, 1995                                 $89,000,000
                       January 31, 1996                                 $89,000,000

                       The Borrower will not permit Consolidated Tangible Net Worth at the end of any quarterly or annual accounting period ending on a date after January 31, 1996 to be less than the Consolidated Tangible Net Worth required at January 31, 1996 plus fifty percent (50%) of the Borrower's positive Consolidated Net Income (without


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                       reduction for any negative Consolidated Net Income), for
                       the fiscal year ended January 31, 1996.

                       4. Amendment to Section 7.5.3. Section 7.5.3 is hereby deleted in its entirety and the following is substituted in lieu thereof:

                       7.5.3 Consolidated Fixed Charge Coverage Ratio. The Borrower will not permit its Consolidated Fixed Charge Coverage Ratio to be less than 1.00 with respect to the fiscal year ending January 31, 1995 or to be less than
                       1.25 with respect to any fiscal year thereafter, unless during the fourth fiscal quarter of such fiscal year the Borrower reduces the outstanding principal amount of the Loans for a period of at least thirty (30) consecutive days to not more than $10,000,000, disregarding, for purposes of determining whether such reduction has been effected, any reductions effected with the proceeds of borrowings from any financial institution.

                       5. Amendment to Section 7.5.6. Section 7.5.6 of the Loan Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                       7.5.6 Consolidated Senior Funded Indebtedness/Total Capital. The Borrower will not permit the ratio of Consolidated Senior Funded Indebtedness to Total Capital at the end of each of the first three quarterly accounting periods of each fiscal year to be greater than .60 to 1.0 or at the end of any fiscal year to be greater than .55 to 1.0; provided that, at April 30, 1994 and at July 31, 1994, the Borrower may permit the ratio of Consolidated Senior Funded Indebtedness to Total Capital to be no greater than .63 to 1.0.

                       6. Amendment Fee. Promptly after this Second Amendment becomes effective, Borrower shall pay to the Agent, for the account of each Bank, to be allocated to it in proportion to its respective Commitment Percentage, the sum of $250,000.00 as an amendment fee.

                       7. Headings. Article and section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

                       8. Applicable Law. This Second Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Tennessee.

                       9. Successors and Assigns. This Second Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Banks.





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                       10.  Counterparts; Effectiveness.  This Second Amendment
and any amendments, waivers, consents or supplements may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Pursuant to section 10.6 of the Loan Agreement, this Second Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and Majority Banks.

                       11. Entire Agreement. The Loan Agreement, as amended by the First Amendment and by this Second Amendment, represents the entire understanding among the parties with respect to the matters set forth herein and supersedes all prior understandings among the parties hereto with respect to such matters.

                       IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed effective as of the date first above written.


ATTEST:                                GENESCO INC.


By /S/ Roger G. Sisson                By /s/ Michael A. Corbett
   ---------------------------           -----------------------------------
                     Secretary         Title Treasurer
   ------------------                        -------------------------------
(Corporate Seal)



                       [signatures continued on page 5]





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                                        NATIONSBANK OF NORTH CAROLINA, N.A.,
                                         Individually and as Agent



                                        By /s/ Steve Dalton
                                           -----------------
                                        Title Vice President
                                              --------------




                       [signatures continued on page 6]

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                         Individually and as Co-Agent



                                        By /s/ John Runger
                                           -----------------------
                                        Title Vice President
                                              --------------------




                       [signatures continued on page 7]



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

                                        FIRST AMERICAN NATIONAL BANK



                                        By /s/ Scott Bane
                                           -------------------
                                        Title Vice President
                                              ----------------




                       [signatures continued on page 8]




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                                   CIBC, INC.



                                   By /s/ Kathryn W. Sax
                                      ------------------
                                   Title Vice President
                                         ---------------




                       [signatures continued on page 9]





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                                        THE HONG KONG AND SHANGHAI BANKING
                                         CORPORATION LIMITED



                                        By /s/ J. Gregory McClain
                                           ----------------------
                                        Title Vice President
                                              -------------------




                       [signatures continued on page 10]

                                        FIRST UNION NATIONAL BANK OF TENNESSEE



                                        By /s/ Brent Turner
                                           -----------------
                                        Title Vice President
                                              --------------




                       [signatures continued on page 11]

                                         THIRD NATIONAL BANK IN NASHVILLE



                                         By /s/ J. Fred Turner
                                            ------------------

                                         Title First Vice President
                                               --------------------